MUNIHOLDINGS
                                                              INSURED FUND, INC.

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Annual Report
                                                              April 30, 2000

                         MUNIHOLDINGS INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock share holders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

DEAR SHAREHOLDER

For the year ended April 30, 2000, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.822 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 6.69%, based on a month-end per share net asset value of $12.29. Over the same period, the total investment return on the Fund's Common Stock was -13.13%, based on a change in per share net asset value from $15.25 to $12.29, and assuming reinvestment of $0.897 per share ordinary income dividends and $0.018 per share capital gains distributions.

For the six-month period ended April 30, 2000, the total investment return on the Fund's Common Stock was +5.00%, based on a change in per share net asset value from $12.22 to $12.29, and assuming reinvestment of $0.479 per share ordinary income dividends and $0.018 per share capital gains distributions.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.09% for Series A and 4.05% for Series B.

The Municipal Market Environment

From October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended April 30, 2000, we maintained a fully invested position and sought to enhance the level of tax-exempt income to our Common Stock shareholders through the use of leveraging. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The fixed-income market was subject to above-average price volatility resulting from continuously strong economic growth and uncertainty surrounding the magnitude of future monetary tightenings by the Federal Reserve Board. Our fully invested position, accentuated by our leveraged strategy, subjected the Fund to a decrease in net asset valuation that accompanies such a drastic rise and fall in interest rates, although we were able to achieve a very competitive yield.

We began the six-month period ended April 30, 2000 heavily weighted in high-quality holdings. We purchased lower-quality, investment-grade issues as yield spreads widened to increase the distribution yield. This strategy proved correct as yield spreads have since narrowed, allowing the Fund to participate in the relative outperformance of this sector.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


May 31, 2000


                                     2 & 3

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniHoldings Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn                          12,217,885          489,380
                                           Ronald W. Forbes                        12,215,684          491,581
                                           Cynthia A. Montgomery                   12,215,855          491,410
                                           Kevin A. Ryan                           12,214,564          492,701
                                           Arthur Zeikel                           12,210,737          496,528
-----------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted  Shares Voted   Shares Voted
                                                                                   For         Against        Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                           12,513,413      74,607         119,245
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniHoldings Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and
   Arthur Zeikel as follows:
                                         Series A                                     2,090               0
                                         Series B                                     2,286               1
-----------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted  Shares Voted   Shares Voted
                                                                                   For         Against        Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                                 2,090           0              0
                                         Series B                                 2,286           0              1
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in Thousands)

                          S&P    Moody's   Face
STATE                   Ratings  Ratings   Amount   Issue                                                                     Value
====================================================================================================================================
Arizona--1.1%             NR*      Aaa    $ 2,925   Maricopa County, Arizona, Deer Valley Unified School District
                                                    Number 097, GO (Project of 1996), Series H, 5.30% due 7/01/2011 (d)     $  2,929
                          A1+      P1         200   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (Arizona Public Service Company), VRDN, Series C, 5.40%
                                                    due 5/01/2029 (g)                                                            200
====================================================================================================================================
Colorado--1.9%            AAA      Aaa      5,825   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                    Series E, 5.50% due 11/15/2025 (e)                                         5,475
====================================================================================================================================
Connecticut--0.8%         NR*      Baa3     2,500   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                                    Refunding Bonds, Sub-Series B, 5.75% due 9/01/2027                         2,230
====================================================================================================================================
District of Columbia--    AAA      Aaa      5,970   Washington, D.C., Convention Center Authority, Dedicated Tax Revenue
1.8%                                                Bonds, Senior Lien, 5% due 10/01/2021 (a)                                  5,210
====================================================================================================================================
Florida--0.0%             A1+      NR*        100   Capital Projects Finance Authority, Florida, Revenue Bonds (Florida
                                                    Hospital Association--Capital Projects Loan), VRDN, Series A, 5.05%
                                                    due 6/01/2028 (d)(g)                                                         100
====================================================================================================================================
Georgia--4.1%             BBB-     Baa2     5,000   Effingham County, Georgia, Development Authority, Solid Waste Disposal
                                                    Revenue (Fort James Project), AMT, 5.625% due 7/01/2018                    4,483
                          AAA      Aaa      7,570   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series Z, 5.50% due 1/01/2020 (e)                                          7,418
====================================================================================================================================
Hawaii--3.4%              AAA      Aaa     10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (d)                     10,086
====================================================================================================================================
Illinois--12.0%           AAA      Aaa      6,765   Chicago, Illinois, Board of Education, GO (Chicago School Reform
                                                    Project), Series A, 5.25% due 12/01/2027 (a)                               6,002
                                                    Chicago, Illinois, GO (b):
                          AAA      Aaa      5,000        5.50% due 1/01/2021                                                   4,740
                          AAA      Aaa      2,790        Series A, 6% due 1/01/2018                                            2,840
                          AAA      Aaa      2,000        Series A, 6% due 1/01/2019                                            2,029
                          AAA      Aaa      3,175        Series A, 6% due 1/01/2020                                            3,206
                                                    Illinois State, GO, First Series (b):
                          AAA      Aaa      4,500        6% due 1/01/2018                                                      4,592
                          AAA      Aaa     11,100        6% due 1/01/2019                                                     11,294
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes
YCNS   Yield Curve Notes


                                     4 & 5

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P    Moody's   Face
STATE                   Ratings  Ratings   Amount   Issue                                                                     Value
====================================================================================================================================
Indiana--2.3%             AAA      Aaa    $ 2,475   Indiana Municipal Power Agency, Power Supply System, Special
                                                    Obligation Refunding Bonds, First Crossover, Series B, 5.30%
                                                    due 1/01/2020 (e)                                                       $  2,284
                          NR*      Aaa      4,735   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series B-3, 5.55% due 1/01/2025 (c)                                        4,339
====================================================================================================================================
Kansas--3.0%                                        Johnson County, Kansas, Unified School District Number 229, GO,
                                                    Series A:
                          AA       Aa1      2,790        5.50% due 10/01/2014                                                  2,787
                          AA       Aa1      2,950        5.50% due 10/01/2015                                                  2,929
                          AA       Aa1      3,120        5.50% due 10/01/2016                                                  3,080
====================================================================================================================================
Massachusetts--7.7%       AAA      Aaa      5,000   Massachusetts Bay Transportation Authority, Massachusetts, Revenue
                                                    Bonds (General Transportation System), Series B, 5.25%
                                                    due 3/01/2020 (d)                                                          4,628
                          AAA      Aaa      5,500   Massachusetts State, HFA, Housing Revenue Bonds (Rental Mortgage),
                                                    AMT, Series C, 5.625% due 7/01/2040 (a)                                    4,966
                          AAA      Aaa      2,655   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 59,
                                                    5.50% due 12/01/2030 (a)                                                   2,403
                          AAA      Aaa     12,000   Massachusetts State Turnpike Authority, Metropolitan Highway System
                                                    Revenue Refunding Bonds, Senior-Series A, 5% due 1/01/2027 (e)            10,384
====================================================================================================================================
Michigan--0.9%            AAA      Aaa      2,665   Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, Series A,
                                                    5.70% due 7/01/2013 (b)                                                    2,690
====================================================================================================================================
Missouri--4.9%            AA       Aa2      4,000   Cape Girardeau County, Missouri, IDA, Solid Waste Disposal Revenue
                                                    Bonds (Procter & Gamble Paper Products), AMT, 5.30% due 5/15/2028          3,501
                                                    Cape Girardeau, Missouri, School District Number 063, GO (Missouri
                                                    Direct Deposit Program) (b):
                          AAA      Aaa      2,195        5.50% due 3/01/2018                                                   2,151
                          AAA      Aaa      2,140        5.50% due 3/01/2019                                                   2,088
                                                    Saint Louis, Missouri, GO, Public Safety (b):
                          AAA      Aaa      1,615        5% due 2/15/2015                                                      1,520
                          AAA      Aaa      3,920        5.125% due 2/15/2016                                                  3,711
                          AAA      Aaa      1,500        5.125% due 2/15/2018                                                  1,395
====================================================================================================================================
Nevada--1.3%              AAA      Aaa      4,000   Las Vegas New Convention and Visitors Authority Revenue Bonds, 5.75%
                                                    due 7/01/2018 (a)                                                          3,977
====================================================================================================================================
New Jersey--2.7%          AA-      Aaa      2,750   New Jersey State Highway Authority, Garden State Parkway General
                                                    Revenue Refunding Bonds, 6% due 1/01/2019 (h)                              2,870
                          AAA      Aaa      5,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Public Service Electric and
                                                    Gas Company Project), 6.20% due 8/01/2030 (e)                              5,091
====================================================================================================================================
New York--24.1%           AAA      Aaa      5,000   Long Island Power Authority, New York, Electric System Revenue
                                                    Refunding Bonds, Series A, 5.125% due 12/01/2022 (d)                       4,429
                          AAA      Aaa     10,000   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                    5.75% due 8/01/2022 (d)                                                    9,814
                                                    New York City, New York, City Municipal Water Finance Authority, Water
                                                    and Sewer System Revenue Refunding Bonds, Series A:
                          AAA      Aaa      7,800        5.50% due 6/15/2023 (e)                                               7,408
                          AAA      Aaa      9,000        5.50% due 6/15/2024 (b)                                               8,517
                                                    New York City, New York, GO, Refunding:
                          AAA      Aaa      6,250        Series C, 5.875% due 2/01/2016 (e)                                    6,341
                          AAA      Aaa      5,355        Series D, 5.25% due 8/01/2021 (b)                                     4,900
                          AAA      NR*     10,500        Series G, 5.75% due 2/01/2017 (d)                                    10,532
                          AAA      Aaa      9,940   New York State Dormitory Authority Revenue Bonds (City University
                                                    System Consolidation), Third Generation, Series 1, 5.375%
                                                    due 7/01/2025 (a)                                                          9,149
                          AAA      Aaa      4,650   Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                4,542
                          AAA      Aaa      5,220   Suffolk County, New York, Judicial Facilities Agency, Service
                                                    Agreement Revenue Bonds (John P. Cohalan Complex), 5% due 4/15/2016 (a)    4,789
====================================================================================================================================
North Carolina--1.1%      AAA      Aaa      3,185   Charlotte, North Carolina, Airport Revenue Bonds, AMT, Series B,
                                                    6% due 7/01/2017 (e)                                                       3,229
====================================================================================================================================
Ohio--1.9%                AAA      Aaa      2,500   Ohio State Education Loan Revenue Bonds, AMT, Series A-1,
                                                    5.85% due 12/01/2019 (a)                                                   2,454
                          AA       A1       3,160   Ohio State Turnpike Commission, Turnpike Revenue Bonds, Series A,
                                                    5.50% due 2/15/2012                                                        3,180
====================================================================================================================================
Pennsylvania--1.4%        AAA      Aaa      4,400   Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds,
                                                    15th Series, 5.25% due 8/01/2021 (d)                                       4,001
====================================================================================================================================
Rhode Island--1.7%        NR*      Aaa      5,000   Providence, Rhode Island, Redevelopment Agency Revenue Refunding Bonds
                                                    (Public Safety and Municipal Buildings), Series A, 5.75%
                                                    due 4/01/2019 (a)                                                          4,949
====================================================================================================================================
Texas--11.7%              AAA      Aaa      4,550   Austin, Texas, Utility System Revenue Refunding Bonds, 5.125%
                                                    due 11/15/2020 (d)                                                         4,094
                          AAA      Aaa     15,260   Colorado River, Texas, Municipal Water District, Water Revenue
                                                    Refunding Bonds, 5.15% due 1/01/2021 (a)                                  13,558
                          AAA      Aaa      5,000   Dallas, Texas, Special Tax Revenue Bonds, Series A,
                                                    5% due 8/15/2020 (a)                                                       4,417
                          BBB-     Baa1     5,000   Dallas-Fort Worth, Texas, International Airport Facilities,
                                                    Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                    AMT, 6.375% due 5/01/2035                                                  4,749
                          A1+      NR*        300   Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                    5.40% due 12/01/2025 (g)                                                     300
                          AAA      Aaa      7,000   Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
                                                    Junior Lien, Series D, 6.125% due 12/01/2025 (e)                           7,012
====================================================================================================================================
Virginia--1.3%            BBB-     Baa3     4,750   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series A, 5.50% due 8/15/2028                                       3,892
====================================================================================================================================
West Virginia--0.8%       AAA      Aaa      2,500   West Virginia School Building Authority, Revenue Refunding Bonds,
                                                    Capital Improvement, Series B, 5.25% due 7/01/2021 (d)                     2,293
====================================================================================================================================
Wyoming--0.8%             AA       NR*      2,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds,
                                                    Series A, 6.20% due 6/01/2024                                              2,508
====================================================================================================================================
Puerto Rico--6.9%         AAA      Aaa     10,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029 (e)    10,159
                          AAA      Aaa     10,000   Puerto Rico Commonwealth, GO, Refunding, YCNS, 5.831% due
                                                    7/01/2020 (d)(f)                                                           9,987
====================================================================================================================================
                          Total Investments (Cost--$293,280)--99.6%                                                          290,831
                          Other Assets Less Liabilities--0.4%                                                                  1,263
                                                                                                                            --------
                          Net Assets--100.0%                                                                                $292,094
                                                                                                                            ========
====================================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FNMA/GNMA Collateralized.
(d) FSA Insured.
(e) MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(h) Escrowed to maturity.
*   Not Rated.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


                                      6 & 7

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of April 30, 2000
====================================================================================================================================
Assets:        Investments, at value (identified cost--$293,279,982) .................................                  $290,830,964
               Cash ..................................................................................                         3,535
               Receivables:
                 Interest ............................................................................   $  4,891,073
                 Securities sold .....................................................................      1,008,417      5,899,490
                                                                                                         ------------
               Prepaid expenses ......................................................................                         1,446
                                                                                                                        ------------
               Total assets ..........................................................................                   296,735,435
                                                                                                                        ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ................................................................      4,266,504
                 Dividends to shareholders ...........................................................        239,434
                 Investment adviser ..................................................................        111,503      4,617,441
                                                                                                         ------------
               Accrued expenses ......................................................................                        23,686
                                                                                                                        ------------
               Total liabilities .....................................................................                     4,641,127
                                                                                                                        ------------
====================================================================================================================================
Net Assets:    Net assets ............................................................................                  $292,094,308
                                                                                                                        ============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (5,360 shares of AMPS* issued
                 and outstanding at $25,000 per share liquidation preference) ........................                  $134,000,000
                 Common Stock, par value $.10 per share (12,867,541 shares issued and outstanding) ...   $  1,286,754
               Paid-in capital in excess of par ......................................................    190,198,388
               Undistributed investment income--net ..................................................        976,307
               Accumulated realized capital losses on investments--net ...............................    (30,418,946)
               Accumulated distribution in excess of realized capital gains on investments--net ......     (1,499,177)
               Unrealized depreciation on investments--net ...........................................     (2,449,018)
                                                                                                         ------------
               Total capital--Equivalent to $12.29 net asset value per share of Common Stock
               (market price--$11.00) ................................................................                   158,094,308
                                                                                                                        ------------
               Total capital .........................................................................                  $292,094,308
                                                                                                                        ============
====================================================================================================================================

* Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Year Ended April 30, 2000
==============================================================================================================================
Investment             Interest and amortization of premium and discount earned .............                    $ 16,961,724
Income:
==============================================================================================================================
Expenses:              Investment advisory fees .............................................   $  1,653,599
                       Commission fees ......................................................        340,019
                       Professional fees ....................................................         79,230
                       Printing and shareholder reports .....................................         55,592
                       Listing fees .........................................................         40,701
                       Transfer agent fees ..................................................         38,664
                       Accounting services ..................................................         30,794
                       Custodian fees .......................................................         23,127
                       Directors' fees and expenses .........................................         19,482
                       Organization expenses ................................................         15,181
                       Pricing fees .........................................................          7,429
                       Other ................................................................         20,829
                                                                                                ------------
                       Total expenses before reimbursement ..................................      2,324,647
                       Reimbursement of expenses ............................................       (180,060)
                                                                                                ------------
                       Total expenses after reimbursement ...................................                       2,144,587
                                                                                                                 ------------
                       Investment income--net ...............................................                      14,817,137
                                                                                                                 ------------
==============================================================================================================================
Realized &             Realized loss on investments--net ....................................                     (31,712,691)
Unrealized Loss        Change in unrealized appreciation/depreciation on investments--net ...                      (4,443,093)
On Investments--Net:                                                                                             ------------
                       Net Decrease in Net Assets Resulting from Operations .................                    $(21,338,647)
                                                                                                                 ============
==============================================================================================================================

See Notes to Financial Statements.


                                      8 & 9

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the     For the Period
                                                                                                   Year Ended    May 1, 1998+ to
                     Increase (Decrease) in Net Assets:                                          April 30, 2000  April 30, 1999
================================================================================================================================
Operations:          Investment income--net ...................................................   $ 14,817,137    $ 15,405,873
                     Realized gain (loss) on investments--net .................................    (31,712,691)      5,581,576
                     Change in unrealized appreciation/depreciation on investments--net .......     (4,443,093)      1,994,075
                                                                                                  ------------    ------------
                     Net increase (decrease) in net assets resulting from operations ..........    (21,338,647)     22,981,524
                                                                                                  ------------    ------------
================================================================================================================================
Dividends &          Investment income--net:
Distributions to       Common Stock ...........................................................    (10,599,091)    (10,626,035)
Shareholders:          Preferred Stock ........................................................     (4,572,123)     (3,453,395)
                     Realized gain on investments--net:
                       Common Stock ...........................................................             --      (2,968,923)
                       Preferred Stock ........................................................             --      (1,318,935)
                     In excess of realized gain on investments--net:
                       Common Stock ...........................................................     (1,141,477)             --
                       Preferred Stock ........................................................       (357,700)             --
                                                                                                  ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..........................................................    (16,670,391)    (18,367,288)
                                                                                                  ------------    ------------
================================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock ...................................             --     191,250,000
Transactions:        Proceeds from issuance of Preferred Stock ................................             --     134,000,000
                     Offering costs resulting from the issuance of Common Stock ...............             --        (296,790)
                     Offering and underwriting costs resulting from the issuance of
                     Preferred Stock ..........................................................             --      (1,147,911)
                     Value of shares issued to Common Stock shareholders in reinvestment of
                     dividends and distributions ..............................................        401,621       1,182,185
                                                                                                  ------------    ------------
                     Net increase in net assets derived from capital stock transactions .......        401,621     324,987,484
                                                                                                  ------------    ------------
================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ..................................    (37,607,417)    329,601,720
                     Beginning of period ......................................................    329,701,725         100,005
                                                                                                  ------------    ------------
                     End of period* ...........................................................   $292,094,308    $329,701,725
                                                                                                  ============    ============
================================================================================================================================
                   * Undistributed investment income--net .....................................   $    976,307    $  1,326,443
                                                                                                  ============    ============
================================================================================================================================

+ Commencement of operations.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.
                                                                                               For the       For the Period
                                                                                              Year Ended     May 1, 1998+ to
                      Increase (Decrease) in Net Asset Value:                               April 30, 2000   April 30, 1999
============================================================================================================================
Per Share             Net asset value, beginning of period ...............................   $      15.25     $      15.00
Operating                                                                                    ------------     ------------
Performance:          Investment income--net .............................................           1.17             1.20
                      Realized and unrealized gain (loss) on investments--net ............          (2.82)             .61
                                                                                             ------------     ------------
                      Total from investment operations ...................................          (1.65)            1.81
                                                                                             ------------     ------------
                      Less dividends and distributions to Common Stock shareholders:
                        Investment income--net ...........................................           (.83)            (.83)
                        Realized gain on investments--net ................................             --             (.23)
                        In excess of realized gain on investments--net ...................           (.09)              --
                                                                                             ------------     ------------
                      Total dividends and distributions to Common Stock shareholders .....           (.92)           (1.06)
                                                                                             ------------     ------------
                      Capital charge resulting from issuance of Common Stock .............             --             (.03)
                                                                                             ------------     ------------
                      Effect of Preferred Stock activity:++
                        Dividends and distributions to Preferred Stock shareholders:
                          Investment income--net .........................................           (.36)            (.27)
                          Realized gain on investments--net ..............................             --             (.10)
                          In excess of realized gain on investments--net .................           (.03)              --
                        Capital charge resulting from issuance of Preferred Stock ........             --             (.10)
                                                                                             ------------     ------------
                      Total effect of Preferred Stock activity ...........................           (.39)            (.47)
                                                                                             ------------     ------------
                      Net asset value, end of period .....................................   $      12.29     $      15.25
                                                                                             ============     ============
                      Market price per share, end of period ..............................   $      11.00     $    14.4375
                                                                                             ============     ============
============================================================================================================================
Total Investment      Based on market price per share ....................................         (17.87%)           3.19%++++
Return:*                                                                                     ============     ============
                      Based on net asset value per share .................................         (13.13%)           8.99%++++
                                                                                             ============     ============
============================================================================================================================
Ratios Based on       Total expenses, net of reimbursement** .............................           1.28%             .78%
Average Net Assets                                                                           ============     ============
Of Common Stock:      Total expenses** ...................................................           1.39%            1.18%
                                                                                             ============     ============
                      Total investment income--net** .....................................           8.87%            7.73%
                                                                                             ============     ============
                      Amount of dividends to Preferred Stock shareholders ................           2.74%            1.73%
                                                                                             ============     ============
                      Investment income--net, to Common Stock shareholders ...............           6.13%            6.00%
                                                                                             ============     ============
============================================================================================================================
Ratios Based on       Total expenses, net of reimbursement ...............................            .71%             .48%
Total Average                                                                                ============     ============
Net Assets:**+++      Total expenses .....................................................            .77%             .72%
                                                                                             ============     ============
                      Total investment income--net .......................................           4.93%            4.71%
                                                                                             ============     ============
============================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ..........................           3.42%            2.70%
Average Net Assets                                                                           ============     ============
Of Preferred Stock:
============================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period (in thousands) ...   $    158,094     $    195,702
                                                                                             ============     ============
                      Preferred Stock outstanding, end of period (in thousands) ..........   $    134,000     $    134,000
                                                                                             ============     ============
                      Portfolio turnover .................................................         189.96%          180.85%
                                                                                             ============     ============
============================================================================================================================
Leverage:             Asset coverage per $1,000 ..........................................   $      2,180     $      2,460
                                                                                             ============     ============
============================================================================================================================
Dividends Per         Series A--Investment income--net ...................................   $        854     $        631
Share on Preferred                                                                           ============     ============
Stock Outstanding:    Series B--Investment income--net ...................................   $        852     $        658
                                                                                             ============     ============
============================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 19, 1998.
+++   Includes Common and Preferred Stock average net assets.
++++  Aggregate total investment return.

See Notes to Financial Statements.


                                     10 & 11

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general super vision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions and post-October losses.

(f) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $15,181 were expensed during the year ended April 30, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $27 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $3,968 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the year ended April 30, 2000, FAM earned fees of $1,653,599, of which $180,060 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2000 were $557,631,626 and $555,401,767, respectively. Net realized gains (losses) for the year ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(32,044,251)       $ (2,449,018)
Financial futures contracts ............            331,560                  --
                                               ------------        ------------
Total ..................................       $(31,712,691)       $ (2,449,018)
                                               ============        ============
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,449,018, of which $3,082,982 related to appreciated securities and $5,532,000 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $293,279,982.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended April 30, 2000 increased by 34,604 as a result of dividend reinvestment and during the period May 1, 1998 to April 30, 1999 increased by 12,750,000 from shares sold and 76,270 as a result of a dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.40% and Series B, 4.69%.

Shares issued and outstanding during the year ended April 30, 2000 remained constant and during the period May 1, 1998 to April 30, 1999 increased by 5,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $211,981 as commissions.

5. Capital Loss Carryforward:

At April 30, 2000, the Fund had a net capital loss carryforward of approximately $20,936,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065700 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                     12 & 13

                                 MuniHoldings Insured Fund, Inc., April 30, 2000

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund, Inc., including the schedule of investments, as of April 30, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from May 1, 1998 (commencement of operations) to April 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial high lights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund, Inc. at April 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


                              /s/ Ernst & Young LLP

MetroPark, New Jersey
May 26, 2000

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

------------------------------------------------------------
                                                  Percent of
S&P Rating/Moody's Rating                         Net Assets
------------------------------------------------------------
AAA/Aaa..........................................    87.9%
AA/Aa............................................     6.2
BBB/Baa..........................................     5.3
Other+...........................................     0.2
------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund, Inc. during its taxable year ended April 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                                      Payable         Ordinary           Long-Term
                                                                       Date            Income         Capital Gains*
--------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                            12/30/99         $.071240           $.017709
--------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:            Series A                    11/19/99          $21.94              $5.06
                                                                     11/26/99          $22.04              $5.34
                                                                     12/03/99          $ 9.33              $2.85
                                         ---------------------------------------------------------------------------
                                         Series B                    11/23/99          $21.61              $5.00
                                                                     11/30/99          $23.63              $5.71
                                                                     12/07/99          $ 8.35              $2.61
--------------------------------------------------------------------------------------------------------------------

* The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                     14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and
  Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUS

MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDINS--4/00

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